UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2008

PERINI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

1-6314	04-1717070
(Commission File Number)	(IRS Employer Identification No.)

73 Mt. Wayte Avenue, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

(508) 628-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 5, 2008, Perini Corporation (the “Company”) held the 2008 Annual Meeting of Shareholders (the “Annual Meeting”). A copy of the presentation slides presented to the Company shareholders at the Annual Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K.

* * *

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed business combination transaction between Perini and Tutor-Saliba and the results of operations of the Perini. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and generally beyond the control of Perini and Tutor-Saliba. Actual results may differ materially from the results anticipated in these forward-looking statements.

Item 9.01	Exhibits

(d)

Exhibit 99.1	Presentation slides presented at the 2008 Annual Meeting of Shareholders, September 5, 2008

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 5, 2008.

PERINI CORPORATION

/s/ Kenneth R. Burk
By:	Kenneth R. Burk
Its:	Senior Vice President and Chief Financial Officer